SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


               Date of Report: (Date of earliest event reported):
                                  July 12, 2004


                            MARVEL ENTERPRISES, INC.
             (Exact name of registrant as specified in its charter)


           Delaware                     001-13638              13-3711775

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(State or other jurisdiction of  (Commission file number)    (I.R.S. Employer
      incorporation or                                     Identification No.)
       organization)


10 East 40th Street, New York, New York                              10016
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(Address of principal executive offices)                          (Zip code)


                                 (212) 576-4000
              (Registrant's telephone number, including area code)



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Item 5. Other Events

           On July 12, 2004, Marvel Enterprises, Inc. ("Marvel") issued a press release, a copy of which is attached hereto as Exhibit 99.1, announcing that its Board of Directors has authorized a $100 million common stock repurchase program.

           Pursuant to the authorization, Marvel may purchase shares from time to time in the open market or through privately negotiated transactions over the next eighteen months. Marvel's largest shareholder and Vice Chairman, Isaac Perlmutter, and its Marvel Studios' Chief Executive Officer, Avi Arad, have each agreed not to sell any shares they beneficially own while the repurchase program is in place.



Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(c)   Exhibits

Exhibit No.
-----------

99.1  Text of press release, dated July 12, 2004.

                                    SIGNATURE


           Pursuant to the requirements of the Securities Exchange Act of 1934, Marvel Enterprises, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               MARVEL ENTERPRISES, INC.


                               By:  /s/ John Turitzin
                                   ---------------------------------------------
                                   Name:     John Turitzin
                                   Title:    Executive Vice President
                                             and General Counsel


Date: July 12, 2004